REVEST VALUE FUND                                                         [LOGO]
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PROSPECTUS - MAY 1, 1999

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NEW ACCOUNT AND GENERAL INFORMATION  INVESTOR INFORMATION - 1-800-277-5573

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SHAREHOLDER SERVICES - 1-877-4REVEST (877-473-8378)

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INVESTMENT     The REvest  Value Fund (the  "Fund")  primarily  seeks  long-term
OBJECTIVES growth and secondarily current income by investing in a broadly AND POLICIES diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors."
               Vitality factors are those factors that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders.

               The Fund is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end management investment company.

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ABOUT THIS     This  Prospectus  has  information  you  should  know  before you
PROSPECTUS     invest. Please read it carefully and keep it with your investment records.

               The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

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RISK/RETURN SUMMARY............................................................2
FUND EXPENSES..................................................................3
INVESTMENT OBJECTIVES..........................................................4
INVESTMENT POLICIES............................................................4
INVESTMENT RISKS...............................................................5
MANAGEMENT OF THE TRUST........................................................6
YEAR 2000 DISCLOSURE...........................................................8
SIZE LIMITATIONS...............................................................8
DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................8
NET ASSET VALUE PER SHARE                                                      9
FINANCIAL HIGHLIGHTS...........................................................9

                                SHAREHOLDER GUIDE

OPENING AN ACCOUNT AND
   PURCHASING SHARES..........................................................10
CHOOSING A DISTRIBUTION OPTION................................................12
IMPORTANT ACCOUNT INFORMATION.................................................12
REDEEMING YOUR SHARES.........................................................13
TRANSFERRING OWNERSHIP........................................................15
OTHER SERVICES................................................................16

A Series of the Winter Harbor Fund

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RISK/RETURN SUMMARY

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

The REvest Value Fund primarily seeks long-term growth and secondarily current income.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small and medium-sized companies. The Fund selects companies viewed as having attractive financial characteristics and/or "vitality factors". Vitality factors are those factors that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund's investment adviser. As a result, there is a risk that you may lose money by investing in the Fund.

The Fund will typically invest a substantial portion of its assets in small and medium-sized companies, which may be less liquid and more volatile than investments in larger companies.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year since the Fund's inception and by showing how the average annual returns of the Fund compare to those of broad-based securities market indices. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                    1998                -6.12%
                    1997                23.50%
                    1996                22.27%
                    1995                16.23%

During the period shown in the bar chart, the highest return for a quarter was 11.94% during the quarter ended September 30, 1997 and the lowest return for a quarter was -15.37% during the quarter ended September 30, 1998.

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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998:

                                                            Since Inception
                                              1-Year       (August 1, 1994)

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     The REvest Value Fund                     -6.12%            11.23%
     S&P 500 Index1                            28.58%            27.75%
     Russell 2000 Index2                       -2.55%            14.83%

1 The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

2 The Russell 2000 Index, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return based on price appreciation or depreciation and includes dividends.

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FUND EXPENSES

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                    (fees paid directly from your investment)

     Sales Load Imposed on Purchases                            None
     Sales Load Imposed on Reinvested Dividends                 None

     Redemption Fee:

         1 Year or More After Account Opened                    None*

     Early Redemption Fee:

         Less Than 1 Year After Account Opened                  1.00%*

* The Fund's Custodian charges a wire transfer fee in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."

                         ANNUAL FUND OPERATING EXPENSES
                  (expenses that are deducted from Fund assets)

     Management Fees                                            1.00% a
     Distribution (12b-1) Fees                                  0.00%
     Other Expenses                                              .37% b
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     Total Annual Fund Operating Expenses                       1.37% c
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a After waivers of management fees, such fees were .93% for the fiscal year ended December 31, 1998.
b During the fiscal year ended December 31, 1998, the Fund did not pay or accrue any service fees. However, pursuant to the Fund's Shareholder Services Plan, service fees may be accrued at a rate of up to 0.25% of the Fund's average net assets.
c After waivers of management fees, total Fund operating expenses were 1.30% for the fiscal year ended December 31, 1998.

The Fund's investment adviser and sub-adviser have agreed to waive fees, in equal amounts, in order to limit the Fund's expense ratio to 1.30% through December 31, 1999. These waivers will terminate on

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December 31, 1999, unless extended by the adviser. For a further discussion of these fees, see "Management of the Trust."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 YEAR.......................$  139
                       3 YEARS.........................434
                       5 YEARS.........................750
                       10 YEARS......................1,648

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INVESTMENT OBJECTIVES

The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. Examples of such factors include an active acquisition program, stock buy-back program and/or cost reduction program.

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INVESTMENT POLICIES

The Fund invests on a "value" basis.

Ebright Investments, Inc. (formerly named Royce, Ebright & Associates, Inc.), the Fund's investment adviser, uses a "value" method in managing the Fund's assets. In its selection process, Ebright Investments, Inc. ("EII") considers a company's cash flows, its balance sheet quality, an understanding of various internal returns indicative of profitability and its growth prospects in trying to relate such factors to the price of a given security. With regard to each portfolio security in which the Fund invests, EII seeks to identify a "valuation discrepancy" between the security's then current market price and its "business worth". Business worth is what a knowledgeable buyer would pay for the entire company, based on an appraisal of its financial characteristics and/or growth prospects.

After this appraisal of value process is completed, EII then, in addition, seeks to identify and evaluate "vitality factors", which are those characteristics of a portfolio company that should result in the building of future value for shareholders. Examples of such vitality factors include research and development efforts, new products, new market development efforts, the redeployment of underutilized assets, an active acquisition program, stock buy-back program, cost reduction program and investments in new technologies or processes.

The portfolio, therefore, is a collection of securities that EII believes have all been purchased at a discount to their real business worth and possess, in addition, vitality factors that should allow them to

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build future incremental value for shareholders. EII believes that profits can come both from the continued success and growth of each portfolio company as well as the eventual elimination of each security's valuation discrepancy.

The Fund invests primarily in small and medium-sized companies.

EII believes that there are many high quality companies in the "small-cap" and "mid-cap" sectors that have above average growth prospects but are not widely followed or understood by investors. EII seeks to identify and invest in such companies when their securities can be purchased at appropriate discounts to EII's assessment of their business worth.

In accordance with its objectives of seeking primarily long-term growth (realized and unrealized) and secondarily current income, the Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these allowable securities will be income-producing, and at least 80% of allowable securities will be issued by companies with stock market capitalizations between $200 million and $2 billion at the time of investment. The Fund will normally have a weighted average market capitalization size in excess of $500 million. The remainder of the Fund's assets may be invested in securities with lower or higher market capitalizations, non-dividend paying common stocks and non-convertible fixed income securities. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter market. While most of the Fund's securities will be income-producing, the composite yield of the Fund's securities may be either higher or lower than the composite yield of the stocks in the S&P 500 Index.

The Fund may also invest in short-term fixed income securities.

The Fund may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the bank until repurchased. To the extent the Fund implements a temporary defensive investment policy, its investment objectives may not be achieved.

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INVESTMENT RISKS

The Fund is subject to certain investment risks.

The Fund is designed for investors who are investing for the long term and should not be used by "market timers." It is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objectives. When you redeem your shares, they may be worth more or less than what you paid for them.

Because the Fund normally invests most, or a substantial portion, of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of

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the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

The Fund will typically invest a substantial portion of its assets in companies with lower market capitalizations, which present higher near-term risks than larger capitalization companies. Small and mid-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

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MANAGEMENT OF THE TRUST

Trustees

The Trust's business and affairs are managed under the direction of its Board of Trustees, for the benefit of the Trust's shareholders. The Trustee's names, principal occupations and ownership of Fund shares as of April 30, 1999 are:

       NAME                         PRINCIPAL OCCUPATION                              SHARES OWNED

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Jennifer E. Goff      see "Investment Adviser" below                                    2,706.857
Judith D. Freyer      Vice President - Investments,  Board of Pensions of the             None
                      Presbyterian Church (U.S.A.)
Earl L. Mummert       Vice President, Conrad M. Siegel, Inc. (Actuarial Firm)           5,421.031
Vincent T. Phillips   President, Phillips & Company, Inc. (Registered Investment        2,136.985
                      Adviser and Business Consultant)

Investment Adviser

Ebright Investments, Inc. ("EII"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio of investments, subject to the authority of the Board of Trustees. EII, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm founded in 1994 and is registered as an investment adviser with the Securities and Exchange Commission. EII was formerly known as Royce, Ebright & Associates, Inc. EII was the investment adviser to The REvest Growth & Income Fund, which commenced operations as a series of The Royce Fund on August 1, 1994. Pursuant to a reorganization that occurred on September 25, 1998, The REvest Growth & Income Fund ceased to be a series of The Royce Fund and was reorganized into the Fund as the sole series of the Trust. This reorganization consisted of the transfer of all of the assets of The REvest Growth & Income Fund to the Fund in exchange solely for shares of beneficial interest of the Fund, the assumption by the Fund of all of the liabilities of The REvest Growth & Income Fund, and the distribution of shares of the Fund to shareholders of The REvest Growth & Income Fund upon liquidation of The REvest Growth & Income Fund.

Jennifer E. Goff, President of EII, manages the Fund's portfolio. She has been a director and a shareholder of EII since its inception. Jennifer succeeded her father, Thomas R. Ebright, as President when Mr. Ebright passed away in 1997. Prior to assuming the office of President, Ms. Goff was Vice President and Assistant Portfolio Manager from 1996 to 1997. Ms. Goff also worked full-time as a security analyst at Royce & Associates, Inc. (formerly Quest Advisory Corp.) from July, 1993 to August,

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1994 and then completed her graduate studies in Finance at Columbia University (M.B.A., 1994 - 1996). While Ms. Goff is responsible for EII's investment management activities, EII has entered into a sub-advisory agreement with Gouws Capital Management, Inc. to share resources in growing and managing the Fund.

As compensation for its services to the Fund, EII is entitled to receive advisory fees equal to 1.00% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are payable monthly from the assets of the Fund.

Investment Sub-Adviser

EII has retained Gouws Capital Management, Inc. ("GCMI") to provide investment sub-advisory and marketing support services to the Fund. GCMI, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm founded in 1984 and is registered as an investment adviser with the Securities and Exchange Commission. GCMI's principal and President, Johann H. Gouws, is not engaged in any other business or profession other than his involvement in establishing Acadia Trust, N.A. ("AT"), an affiliated trust company. GCMI provides investment advisory services to AT, who acts as a custodian for GCMI's approximately $700 million in client assets. GCMI has a value orientation and emphasizes in-depth fundamental analysis and company visitation similar to EII.

Although EII alone will determine the investments that will be purchased, retained or sold by the Fund, GCMI will assist EII in such determinations. GCMI will also, at the direction of EII, be responsible for placing purchase and sell orders for investments with broker-dealers, and for other related transactions. GCMI has agreed to provide services in accordance with the Fund's investment objectives, policies and restrictions.

As compensation for its services to the Fund, GCMI is entitled to receive sub-advisory fees from EII equal to one-half of EII's net profit (net profit means the advisory fee paid to EII minus (1) all of EII's expenses, including Ms. Goff's salary and benefits, and (2) a preferential distribution equal to Ms. Goff's salary and benefits paid to GCMI). Concurrent with the reorganization of the Fund and as compensation for their part in AT's paying half the expenses incurred in the reorganization, two of the principals of AT, Johann H. Gouws and Richard E. Curran, Jr., received an aggregate of forty-eight percent (48%) of the outstanding voting common stock of EII. Ms. Goff and her sister, Ellen E. Carlton, own the remaining fifty-two percent (52%) of the outstanding voting common stock of EII.

Administrator

Countrywide Fund Services, Inc. ("Countrywide"), located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as administrator, accounting services agent and transfer agent to the Fund. Countrywide is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

Distributor

CW  Fund  Distributors,   Inc.,  located  at  312  Walnut  Street,  21st  Floor,
Cincinnati, Ohio 45202, acts as distributor of the Fund's shares.

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Custodian

Firstar Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio, 45202, serves as custodian for the securities, cash and other assets of the Fund.

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YEAR 2000 DISCLOSURE

Like other mutual funds, financial and other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by EII and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. EII and Countrywide are taking steps to address the Year 2000 issue with respect to the computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid adverse impact on the Fund from this problem. In addition, although EII considers a company's Year 2000 compliance status in the investment decision making process, companies in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent, if any the Year 2000 issue will impact the value of those companies' securities.

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SIZE LIMITATIONS

If the Fund's assets total $350 million or more on December 31 of any year, then the Fund will, beginning on March 1 of the next year, cease selling shares to any new investors. If the Fund's assets total $250 million or less on the last day of any subsequent calendar quarter, it may resume sales to new investors on the first day of the next calendar quarter and continue them subject to the $350 million limitation. Shareholders at the time of closure will be able to purchase new shares after the Fund has closed.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund pays dividends from net investment income quarterly and distributes its net realized capital gains annually in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless you choose otherwise.

Each year, you will receive information as to the tax status of distributions made by the Fund for the calendar year. For federal income tax purposes, all distributions by the Fund are taxable to you when declared, whether you received them in cash or reinvested them in shares. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to you as ordinary income dividends. A portion of the Fund's dividends may qualify for the corporate dividends-received deduction, subject to certain limitations. Distributions paid from long-term capital gains of the Fund are taxable to you as capital gains, regardless of how long you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

The redemption of shares is a taxable event, on which you may realize a capital gain or a capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

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The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes an additional description of federal income tax aspects that may be relevant to you. You may also be subject to state and local taxes on your investment. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

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NET ASSET VALUE PER SHARE

On each day that the Trust is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The Fund's net asset value per share is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows:

o securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day;

o securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued;

o securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market; and

o securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

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FINANCIAL HIGHLIGHTS

The Fund is the successor to The REvest Growth & Income Fund. The following financial highlights represent the historical information of The REvest Growth & Income Fund from August 1, 1994 (commencement of operations) to September 25, 1998 and the historical information of The REvest Value Fund subsequent to September 25, 1998. The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and

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distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information and this Prospectus. The Fund's Annual Report to Shareholders and Statement of Additional Information may be obtained without charge by calling Investor Information at 1-800-277-5573.

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance.

                                                               YEARS ENDED DECEMBER 31,                 PERIOD ENDED
                                                                                                        DECEMBER 31,
                                                     1998         1997         1996          1995          1994 a
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NET ASSET VALUE,
BEGINNING OF PERIOD                                  $13.00       $12.21       $10.73         $9.66          $10.00
                                                     ------       ------       ------         -----          ------
INVESTMENT OPERATIONS:
   Net investment income                               0.15         0.21         0.21          0.18            0.04
   Net realized and unrealized gain (loss) on
   investments                                       (1.02)         2.64         2.16          1.38          (0.33)
                                                     ------         ----         ----          ----          ------
   Total from investment operations                  (0.87)         2.85         2.37          1.56          (0.29)
                                                     ------         ----         ----          ----          ------
DIVIDENDS AND DISTRIBUTIONS:
   Net investment income                             (0.15)       (0.19)       (0.21)        (0.17)          (0.05)
   Net realized gain on investments                  (1.10)       (1.87)       (0.68)        (0.32)             --
                                                     ------       ------       ------        ------          -----
   Total dividends and distributions                 (1.25)       (2.06)       (0.89)        (0.49)          (0.05)
                                                     ------       ------       ------        ------          ------
NET ASSET VALUE, END OF PERIOD                       $10.88       $13.00       $12.21        $10.73           $9.66
                                                     ------       ------       ------        ------           -----
TOTAL RETURN                                         (6.1%)        23.5%        22.3%         16.2%          (2.9%)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period ($000s)                $24,730      $38,886      $42,099       $35,804         $21,676
   Ratio of Net Expenses to
       Average Net Assets b                           1.30%        1.26%        1.29%         1.30%          1.42%*
   Ratio of Net Investment Income
       to Average Net Assets                          1.20%        1.60%        1.78%         1.73%          1.45%*
   Portfolio Turnover Rate                              35%          54%          64%           53%              5%

   *  Annualized.

   a Represents the period from the commencement of operations (August 1, 1994) through December 31, 1994.

   b The ratio of expenses to average net assets before waiver of fees by the investment adviser would have been 1.37% and 1.78%* for the periods ended December 31, 1998 and 1994, respectively.

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                                SHAREHOLDER GUIDE

OPENING AN ACCOUNT AND PURCHASING SHARES

The Fund's shares are offered on a no-load basis. To open a new account, other than an IRA or 403(b)(7) account, by mail, by wire or through broker-dealers, simply complete and return the Account Application Form. Separate forms must be used for opening IRA's or 403(b)(7) accounts; please call Investor Information at 1-800-277-5573 if you need these forms. Please indicate the amount you wish to invest. Your initial purchase must be at least $2,000 except for IRA's and accounts establishing an Automatic Investment Plan, which have $500 minimums. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. If you need

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assistance with the Account Application Form or have any questions about the Fund, please call Investor Information at 1-800-277-5573.

Subsequent investments may be made by mail, wire, or Automatic Investment (a system of electronic funds transfer from your bank account), or Direct Deposit. There is no minimum investment limit for subsequent investments.

PURCHASING BY MAIL:

Complete and sign the enclosed Account Application Form.

                                   NEW ACCOUNT
                                   -----------

Please include the amount of your initial investment on the Account Application Form, make your check payable to "The REvest Value Fund", and mail to:

         The REvest Value Fund
         P.O. Box 5354
         Cincinnati, OH 45201-5354

For express or registered mail, send to:

         The REvest Value Fund
         312 Walnut Street
         21st Floor
         Cincinnati, OH 45202

                   ADDITIONAL INVESTMENTS TO EXISTING ACCOUNTS
                   -------------------------------------------

Additional investments should include the Invest-by-Mail remittance form attached to your Fund confirmation statements. Please make your check payable to "The REvest Value Fund", write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail form.

All written requests should be mailed to one of the addresses indicated for new accounts.

PURCHASING BY WIRE:

Before wiring: Please contact Shareholder Services at 1-877-4REVEST for wiring instructions. To ensure proper receipt, please be sure your bank includes the name of the Fund and your order number or account number. If you are opening a new account, you must call Shareholder Services, complete the Account Application Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian are open for business.

PURCHASING BY AUTOMATIC INVESTMENT:

The Automatic Investment Plan allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Fund account on the 15th or last day of the month. To

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establish  the  Automatic   Investment  Plan,  please  provide  the  appropriate
information on the Account Application Form and ATTACH A VOIDED CHECK.

PURCHASING BY DIRECT DEPOSIT:

The Payroll Direct Deposit Plan and Government Direct Deposit Plan let you have investments ($50 minimum) made from your net payroll or government check into your existing Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

To initiate a Direct Deposit Plan, you must provide ACH routing and account numbers to your payroll administrator. Shareholder Services, at 1-877-4REvest, can provide you with this information.

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CHOOSING A DISTRIBUTION OPTION

You may select one of three distribution options:

1. Automatic Reinvestment Option: Both net investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

2.   Cash Dividend Option:  Dividends from net investment  income and short-term
     capital   gains  will  be  paid  in  cash  and   long-term   capital  gains
     distributions will be reinvested in additional Fund shares.

3. All Cash Option: Both dividends and capital gains distributions will be paid in cash.

If you select the Cash Dividend Option or the All Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Automatic Reinvestment Option. No interest will accrue on amounts represented by uncashed distribution checks.

You may change your distribution option by calling Shareholder Services at 1-877-4REVEST.

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IMPORTANT ACCOUNT INFORMATION

The easiest way to establish optional services on your account is to select the options you desire when you complete your Account Application Form. If you want to add shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-877-4REVEST for further assistance.

The Fund's account application contains provisions in favor of the Fund, EII, Countrywide and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions) made available to investors.

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Signature Guarantees

For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

Broker/Dealer Purchases

If you purchase Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

Nonpayment

If your check or wire does not clear, the transaction will be canceled and you will be responsible for any losses or fees the Fund or its transfer agent incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

Trade Date for Purchases

Your trade date is the date on which share purchases are credited to your account. If your purchase is made by check or Federal Funds wire and is received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to limit the amount of investments and to reject any specific purchase request.

-----------------------------------

REDEEMING YOUR SHARES

You may redeem any portion of your account on each day the Fund is open for business. You may request a redemption in writing or by telephone. Redemption proceeds normally will be sent within three business days after the receipt of the request in Good Order (as defined below).

Redeeming by Mail

Requests should be mailed to: The REvest Value Fund, P.O. Box 5354, Cincinnati, OH 45201-5354. (For express or registered mail, send your request to: The REvest Value Fund, 312 Walnut Street, 21st Floor, Cincinnati, OH 45202). The redemption price of shares will be their net asset value next determined after the Fund's transfer agent has received all required documents in Good Order.

Definition of Good Order

Good Order means that the request includes the following:

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1.   The account number and Fund name.

2.   The amount of the transaction (specified in dollars or shares).

3.   Signatures of all owners exactly as they are registered on the account.

4. Signature guarantees if either the value of the shares being redeemed exceeds $25,000, if the payment is to be sent to an address other than the address of record, if the payment is to be made to a payee other than the shareholder, or if the name(s) or the address on the account has been changed within 30 days of the redemption request.

5. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-877-4REVEST.

REDEEMING BY TELEPHONE

If you have not established Automatic Withdrawal, you may redeem up to $15,000 of your Fund shares by telephone, provided the proceeds are mailed to your address of record. Unless you have specifically notified the Fund's transfer agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-877-4REVEST. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt. Telephone redemption service is not available for Trust-sponsored retirement plan accounts. Telephone redemptions will not be permitted for a period of thirty days after a change in the name(s) on the account or the address of record.

Neither the Fund, its transfer agent nor their respective affiliates, will be liable for following instructions communicated by telephone that are reasonably believed to be genuine or for any loss, damage, cost or expenses incurred in acting on such instructions. The transfer agent uses certain procedures to confirm that telephone instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming calls. If it does not follow such procedures, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.

REDEEMING BY AUTOMATIC WITHDRAWAL

If you select the Automatic Withdrawal option, shares will be automatically redeemed from your Fund account and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least $25,000 in your Fund account to establish the Automatic Withdrawal option.

REDEEMING BY WIRE

The Wire Redemption option lets you redeem up to $15,000 of shares from your Fund account by telephone and transfer the proceeds directly to your domestic bank or brokerage account as designated on

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your Account  Application  Form.  You may elect Wire  Redemptions on the Account
Application Form or call Shareholder Services at 1-877-4REVEST for further assistance. There may be a charge from the Fund's transfer agent and/or your bank for this service.

IMPORTANT REDEMPTION INFORMATION

If you are redeeming shares recently purchased by check or Automatic Investment Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within five business days of receipt of your request in Good Order.

If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after the Fund's transfer agent receives your request in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

Although redemptions have always been made in cash, the Fund may redeem in kind under certain circumstances.

EARLY REDEMPTION FEE

In order to discourage short-term trading, an early redemption fee of 1% of the net asset value of the shares being redeemed is imposed if you redeem shares of the Fund less than one year after becoming a shareholder. The fee is payable to the Fund out of the redemption proceeds otherwise payable to you and is used to offset the costs associated with redemptions. No redemption fee will be payable by (1) employees or representatives of the Trust or EII or members of their immediate families or employee benefit plans established for their benefit, (2) participants in the Automatic Withdrawal Plan, (3) certain Trust-approved Group Investment Plans and charitable organizations, or (4) omnibus and other similar account customers of certain Trust-approved broker-dealers and other institutions.

MINIMUM ACCOUNT BALANCE REQUIREMENT

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment or if an Automatic Investment Plan is discontinued before an account reaches the minimum initial investment that would otherwise be required, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

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TRANSFERRING OWNERSHIP

You may transfer the ownership of any of your Fund shares to another person by writing to: Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, OH 45201-5354. The request must be in Good Order

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(see "Redeeming Your Shares - Definition of Good Order") and be accompanied by a signature guarantee (see " Important Account Information - Definition of Signature Guarantee"). Before mailing your request, please contact Shareholder Services (1-877-4REVEST) for full instructions.

-----------------------------------

OTHER SERVICES

For more information about any of these services, please call Investor Information at 1-800-277-5573.

Statements and Reports

A statement will be sent to you quarterly and each time you have a transaction in your account. Financial reports will be mailed semi-annually. To reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call Investor Information if you need additional copies.

Tax-Sheltered Retirement Plans

Shares of the Fund are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts (IRA's) for individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-277-5573.

THE WINTER HARBOR FUND                       TRANSFER AGENT:
511 Congress Street                          Countrywide Fund Services, Inc.
Portland, Maine 04101                        P.O. Box 5354
                                             Cincinnati, Ohio 45201-5354
INVESTMENT ADVISER:
Ebright Investments, Inc.                    CUSTODIAN:
Jennifer E. Goff, President                  Firstar Bank, N.A.
511 Congress Street                          425 Walnut Street
Portland, Maine 04101                        Cincinnati, Ohio 45202

INVESTMENT SUB-ADVISER:                      OFFICERS OF THE TRUST:
Gouws Capital Management, Inc.               Jennifer E. Goff, President
511 Congress Street                          Robert L. Bennett, Treasurer
Portland, Maine 04101                        Tina D. Hosking, Secretary

DISTRIBUTOR:
CW Fund Distributors, Inc.
312 Walnut Street
Cincinnati, Ohio 45202

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

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To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-277-5573.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-8793

THE REvest VALUE FUND
STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 1999
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     The REvest Value Fund (the "Fund") is a professionally-managed series of The Winter Harbor Fund (the "Trust"), a Delaware business trust and an open-end registered investment company.

     The Fund is designed for long-term investors, including those who wish to use its shares as a funding vehicle for certain tax-deferred retirement plans (including Individual Retirement Account ("IRA") plans), and not for investors who intend to liquidate their investments after a short period of time.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectus for the Fund (dated May 1, 1999). Please retain this document for future reference. The audited financial statements included in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 1998 are incorporated herein by reference. To obtain a copy of the Fund's Prospectus or Annual Report please call Investor Information at 1-800-277-5573.

Investment Adviser                              Transfer Agent
------------------                              --------------
Ebright Investments, Inc. ("EII")               Countrywide Fund Services, Inc.

Distributor                                     Custodian
-----------                                     ---------
CW Fund Distributors, Inc.                      Firstar Bank, N.A.

TABLE OF CONTENTS
-----------------
                                                                            PAGE
INVESTMENT POLICIES AND LIMITATIONS ......................................     2
RISK FACTORS AND SPECIAL CONSIDERATIONS ..................................     3
MANAGEMENT OF THE TRUST ..................................................     6
PRINCIPAL HOLDERS OF SHARES ..............................................     8
INVESTMENT ADVISORY SERVICES .............................................     9
DISTRIBUTOR ..............................................................    11
COUNTRYWIDE FUND SERVICES, INC ...........................................    11
CUSTODIAN ................................................................    12
INDEPENDENT ACCOUNTANTS ..................................................    12
PORTFOLIO TRANSACTIONS ...................................................    12
PRICING OF SHARES BEING OFFERED ..........................................    13
REDEMPTIONS IN KIND ......................................................    13
TAXATION .................................................................    13
DESCRIPTION OF THE TRUST .................................................    14
HISTORICAL PERFORMANCE INFORMATION .......................................    15
ANNUAL REPORT ............................................................    16

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     The following investment policies and limitations supplement those set forth in the Fund's Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's investment objectives, as stated in the Prospectus, and its fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

     The Fund may not, as a matter of fundamental policy:

     1.   Issue any senior securities;

     2. Purchase securities on margin or write call options on its portfolio securities;

     3.   Sell securities short;

     4.   Borrow   money,   except  from  banks  as  a  temporary   measure  for
          extraordinary or emergency purposes in an amount not exceeding 5% of its total assets;

     5.   Underwrite the securities of other issuers;

     6. Invest more than 5% of its total assets in the securities of foreign issuers;

     7. Invest in restricted securities or in repurchase agreements which mature in more than seven days;

     8. Invest more than 10% of its net assets in securities without readily available market quotations (i.e., illiquid securities);

     9. Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

     10.  Invest more than 25% of its assets in any one industry;

     11. Acquire more than 10% of the outstanding voting securities of any one issuer;

     12. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

     13.  Purchase or sell commodities or commodity contracts;

     14. Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Fund may loan up to 5% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

     15.  Invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

     16. Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

     17.  Invest in the securities of other investment companies; or

     18. Purchase any warrants, rights or options, except that the Fund may, if no value is assigned thereto, acquire warrants in units with or attached to debt securities or non-convertible preferred stock.

     The Fund may not, as a matter of operating policy:

     1. Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

     2. Enter into repurchase agreements with any counterparty other than the custodian of the Fund's assets or having a term of more than seven days.

RISK FACTORS AND SPECIAL CONSIDERATIONS
---------------------------------------

Fund's Rights as Stockholder

     As noted above, the Fund may not invest in a company for the purpose of exercising control of management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if EII or the Board determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. EII will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no guarantee can be made that litigation against the Fund will not be undertaken or liabilities incurred.

     The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a stockholder to seek to protect the interests of stockholders if EII and the Trust's Board determine this to be in the best interests of the Fund's shareholders.

Securities Lending

     The Fund may lend up to 5% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, such loans will be made only if, in EII's judgment, the consideration to be earned from such loans justifies the risk.

     EII understands that it is the current view of the staff of the Securities and Exchange Commission that the Fund may engage in such loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Borrowing

     The Fund may borrow from banks or as may be necessary for the clearance of securities transactions but only for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the approval of a majority of its outstanding voting securities.

Lower-Rated (High-Risk) Debt Securities

     The Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Caa by Moody's Investors Service, Inc. or from BB to CCC by Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for lower-rated (high-risk) corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield/high-risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated (high-risk) debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which the Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees of the Trust. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the Fund's ability to dispose of lower-rated (high-risk) debt securities.

     Since the risk of default is higher for lower-rated (high-risk) debt securities, EII's research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, EII will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. EII's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Foreign Investments

     The Fund may invest up to 5% of its total assets in the securities of foreign issuers. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that EII will be able to anticipate these potential events or counter their effects.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     American Depositary Receipts ("ADRs") are certificates held in trust by a bank or similar financial institution evidencing ownership of shares of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

     ADR facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

     In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Fund may engage in repurchase agreements with respect to any U.S. Government security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian and having a term of seven days or less.

Portfolio Turnover

     The Fund will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held. For the years ended December 31, 1998, 1997 and 1996, the Fund had portfolio turnover rates of 9%, 54% and 64%, respectively. Higher portfolio turnover rates would increase the Fund's transaction costs, including brokerage commissions.

MANAGEMENT OF THE TRUST

     The following table sets forth certain information as to each Trustee and executive officer of the Trust:

Name, Address and Age          Position Held with the Trust   Principal Occupations During Past 5 Years
---------------------          ----------------------------   -----------------------------------------
Jennifer E. Goff* (27)         Trustee and President          Ms. Goff has been the President of
511 Congress Street                                           Ebright Investments, Inc., the Trust's
Portland, Maine 04101                                         investment adviser, since July 1997. She
                                                              was its Vice President from August 1994
                                                              to 1997. From 1993 to 1994, Ms. Goff was
                                                              a Research Analyst at Royce &
                                                              Associates, Inc. (formerly Quest
                                                              Advisory Corp.) in New York, New York.

Judith D. Freyer (49)          Trustee                        Ms. Freyer has for the last five years
2000 Market Street                                            been the Vice President of Philadelphia,
19103                                                         Pennsylvania Investments and Treasurer
Pensions of the                                               for the Board of Presbyterian Church
                                                              (U.S.A.).

Earl L. Mummert (52)           Trustee                        Mr. Mummert has for the last five years
500 Nationwide Drive                                          been a Vice President for Harrisburg,
17110                                                         Pennsylvania Conrad M. Siegel, Inc. (an
                                                              actuarial firm).

Vincent T. Phillips (52)       Trustee                        Mr. Phillips has for the last five years
6682 Clearbrook Drive                                         been the President of Phillips &
Nashville, Tennessee 37205                                    Company, Inc. (a registered investment
                                                              adviser).

Robert L. Bennett (57)         Treasurer                      Mr. Bennett is First Vice President and
                                                              Chief Operations Officer of Countrywide
                                                              Fund Services, Inc. ("CFSI")(a
                                                              registered transfer agent). He is also
                                                              Treasurer of Albemarle Investment Trust,
                                                              Atalanta/Sosnoff Investment Trust, Dean
                                                              Family of Funds, The New York State
                                                              Opportunity Funds, Profit Funds
                                                              Investment Trust, Wells Family of Real
                                                              Estate Funds, Williamsburg Investment
                                                              Trust and The Winter Harbor Fund and
                                                              Assistant Treasurer of Boyar Value Fund,
                                                              Inc., Brundage, Story and Rose
                                                              Investment Trust and Schwartz Investment
                                                              Trust (all of which are registered
                                                              investment companies).

                                       6

Tina D. Hosking (30)           Secretary                      Ms. Hosking is Assistant Vice President
                                                              and Associate General Counsel of CFSI
                                                              and CW Fund Distributors, Inc. (a
                                                              registered broker-dealer). She is also
                                                              Secretary of Albemarle Investment Trust,
                                                              Atalanta/Sosnoff Investment Trust, The
                                                              Bjurman Funds, Brundage, Story and Rose
                                                              Investment Trust, Boyar Value Fund,
                                                              Inc., Dean Family of Funds, The New York
                                                              State Opportunity Funds, Profit Funds
                                                              Investment Trust, The Thermo Opportunity
                                                              Fund, Inc., UC Investment Trust, Wells
                                                              Family of Real Estate Funds,
                                                              Williamsburg Investment Trust and The
                                                              Winter Harbor Fund and Assistant
                                                              Secretary of The Gannett Welsh & Kotler
                                                              Funds, The James Advantage Funds, Lake
                                                              Shore Family of Funds, Schwartz
                                                              Investment Trust and The Westport Funds.

*An "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     The Board of Trustees has an Audit Committee, comprised of Judith D. Freyer and Vincent T. Phillips. The Audit Committee is responsible for recommending the selection and nomination of independent auditors for the Fund and for conducting post-audit reviews of its financial condition with such auditors.

     The Fund has a Valuation  Committee,  comprised of Jennifer E. Goff, Judith
D. Freyer, Vincent T. Phillips and Brian J. Manley. The Valuation Committee assures that securities are valued in accordance with the valuation procedures of the Fund.

     Each Trustee of the Trust (other than Jennifer E. Goff, who is an interested person of the Trust) is paid $500 for each meeting of the Board of Trustees attended. Disinterested Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board of Trustees. No officer of the Trust is compensated by the Trust. The Trust has not adopted any form of retirement plan covering Trustees or officers.

         The following table provides the estimated aggregate compensation paid by the Trust to each Trustee for the fiscal year ended December 31, 1998.

                                    Pension or
                                    Retirement
                                    Benefits Accrued
                                    as Part of Trust          Total Compensation
                                    Expenses                  from the Trust
                                    ----------------          ------------------

Jennifer E. Goff                    0                         0
Trustee

Judith D. Freyer                    0                         $1,500
Trustee

Earl L. Mummert                     0                         $1,000
Trustee

Vincent T. Phillips                 0                         $1,500
Trustee

PRINCIPAL HOLDERS OF SHARES

As of February 5, 1999, the following persons were known to the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of the Fund:

                                   Number       Type of       Percentage of
Name and Address                   of Shares    Ownership     Outstanding Shares
----------------                   ---------    ---------     ------------------

Charles Schwab & Co. Inc.          275,544      Record        12.75%
101 Montgomery Street
San Francisco, CA 94104-4122

Bankers Trust Company Trustee      528,062      Beneficial    24.44%
FBO Carlisle Companies, Inc.
Master Retirement Trust
100 Plaza One, MS 3048
Jersey City, NJ 07311-3902

     As of the same date, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES
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Investment Adviser

     The Trust's business and affairs are managed under the direction of its Board of Trustees. Ebright Investments, Inc. ("EII"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio of investments, subject to the authority of the Board of Trustees. EII, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm founded in 1994 and is registered as an investment adviser with the Securities and Exchange Commission. EII was formerly known as Royce, Ebright & Associates, Inc. EII was the investment adviser to The REvest Growth & Income Fund, which commenced operations as a series of The Royce Fund on August 1, 1994. On September 25, 1998, The REvest Growth & Income Fund ceased to be a series of The Royce Fund and was reorganized into the Fund as the sole series of the Trust. This reorganization consisted of the transfer of all of the assets of The REvest Growth & Income Fund to the Fund in exchange solely for shares of beneficial interest of the Fund, the assumption of all of the liabilities of The REvest Growth & Income Fund and the distribution of shares of the Fund to shareholders of The REvest Growth & Income Fund upon liquidation of The REvest Growth & Income Fund.

     The Fund's portfolio is managed by Jennifer E. Goff, President of EII. She has been a director and a shareholder of EII since its inception. Jennifer succeeded her father, Thomas R. Ebright, as President when Mr. Ebright passed away in 1997. Prior to assuming the office of President, Ms. Goff was Vice President and Assistant Portfolio Manager. Ms. Goff also worked full-time as a security analyst at Royce & Associates, Inc. (formerly Quest Advisory Corp.) from July, 1993 to August, 1994 and then completed her graduate studies in Finance at Columbia University (M.B.A. 1996). While Ms. Goff is responsible for EII's investment management activities, EII has entered into a sub-advisory agreement with Gouws Capital Management, Inc. to share resources in growing and managing the Fund.

     As compensation for its services to the Fund, EII is entitled to receive advisory fees equal to 1.00% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are payable monthly from the assets of the Fund.

     Under the Investment Advisory Agreement, EII (1) determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (2) provides the Fund with investment advisory, research and related services; (3) furnishes, without expense to the Trust, the services of such members of its organization as may be duly elected executive officers or Trustees of the Trust; and (4) pays all executive officers' salaries and expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

     EII furnishes at its own expense all services, facilities and personnel necessary to perform its duties under the Investment Advisory Agreement between the Trust and EII. The Investment Advisory Agreement provides for an initial term of two years from September 25, 1998, its effective date, and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by either the vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Investment Advisory Agreement is terminable without penalty on 60 days' written notice when authorized either by vote of a majority of the outstanding voting securities of the Fund, by a vote of a majority of the Board or by EII and will automatically terminate in the event of its assignment. The Investment Advisory Agreement also provides that EII shall not be liable for any error of judgment or mistake of law except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties and obligations under the Investment Advisory Agreement and applicable law. The Investment Advisory Agreement provides that EII may render services to others.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

     For the fiscal year ended December 31, 1998, the Fund accrued advisory fees of $315,903; however, in order to reduce the operating expenses of the Fund, EII voluntarily waived $21,200 of its advisory fees. For the fiscal years ended December 31, 1997 and 1996, EII received advisory fees from the Fund of $447,437 and $375,493 respectively.

Investment Sub-Adviser

     EII has retained Gouws Capital Management, Inc. ("GCMI") to provide investment sub-advisory and marketing support services to the Fund. GCMI, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm founded in 1984 and is registered as an investment adviser with the Securities and Exchange Commission. GCMI's principal and President, Johann
H. Gouws, is not engaged in any other business or profession other than his involvement in establishing Acadia Trust, N.A. ("AT"), an affiliated trust company. GCMI provides investment advisory services to AT, who acts as a custodian for the majority of GCMI's approximately $800 million in client assets. GCMI has a value orientation and emphasizes in-depth fundamental analysis and company visitation similar to EII.

     Although EII alone will determine the investments that will be purchased, retained or sold by the Fund, GCMI will assist EII in such determinations. GCMI will also, at the direction of EII, be responsible for placing purchase and sell orders for investments with broker-dealers, and for other related transactions. GCMI has agreed to provide services in accordance with the Fund's investment objectives, policies and restrictions.

     As compensation for its services to the Fund, GCMI is entitled to receive sub-advisory fees from EII equal to one-half of EII's net profit (net profit means the advisory fee paid to EII minus all of EII's expenses, including Ms. Goff's salary and benefits, and the preferential distribution described below). GCMI is also entitled to a preferential distribution equal to Ms. Goff's salary and benefits. Concurrent with the reorganization of the Fund and as compensation for their part in AT's paying half the expenses incurred in the reorganization, two of the principals of AT, Johann H. Gouws and Richard E. Curran, Jr., received an aggregate of forty-eight percent (48%) of the outstanding voting common stock of EII. Ms. Goff and her sister, Ellen E. Carlton, own the remaining fifty-two percent (52%) of the outstanding voting common stock of EII. For the fiscal year ended December 31, 1998, EII paid GCMI fees of $22,618.

     GCMI furnishes at its own expense all services, facilities and personnel necessary to perform its duties under the Sub-Advisory Agreement between EII and GCMI. The Sub-Advisory Agreement provides for an initial term of two years from September 25, 1998, its effective date, and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by either the vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Sub-Advisory Agreement is terminable without penalty on 60 days' written notice when authorized either by vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Board, or by EII on not less than 120 days' written notice, and will automatically terminate in the event of its assignment or upon termination of the Investment Advisory Agreement. The Sub-Advisory Agreement also provides that GCMI shall not be liable for any error of judgment or mistake of law except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations under the Sub-Advisory Agreement and applicable law. The Sub-Advisory Agreement provides that GCMI may render services to others.

DISTRIBUTOR
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     CW Fund Distributors, Inc. (the "Distributor") located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, is the Fund's principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     EII may pay, to unaffiliated broker-dealers, financial institutions or other service providers who introduce investors to the Fund and/or provide certain administrative services to those of their customers who are Fund shareholders, up to .25% of the assets invested in the Fund by their customers. Compensation paid in connection with such programs may include payments from the Fund for certain shareholder-related services being provided to the Fund. When shares of the Fund are purchased in this way, the service provider, rather than its customer, may be the shareholder of record of the Fund's shares. Investors should read the program materials provided by the service provider, including information regarding fees which may be charged. Certain shareholder servicing features of the Fund may not be available or may be modified in connection with the program of services offered.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. ("Countrywide"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide is an affiliate of the Distributor by reason of common ownership. Countrywide receives for its services as transfer agent a fee payable by the Fund monthly at an annual rate of $20 per account; provided, however, that the minimum fee is $1,250 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Countrywide also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, the Fund pays Countrywide a fee in accordance with the following schedule:

      Average Monthly Net Assets                  Monthly Fee
      --------------------------                  -----------
     $ 0      -     $  50,000,000                   $2,000
       50     -       100,000,000                    2,500
       100    -       200,000,000                    3,000
       Over           200,000,000                    4,000 + .001% of
                                                     average monthly net assets
                                                     over $200,000,000

In addition, the Fund pays all costs of external pricing services.

     In addition,  Countrywide is retained to provide administrative services to
the  Fund.  In  this  capacity,   Countrywide  supplies  non-investment  related
statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Countrywide a fee at the annual rate of
 .09% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $2,000 per month.

CUSTODIAN
---------

     Firstar Bank, N.A. ("Firstar Bank") is the custodian for the securities, cash and other assets of the Fund. The Trust has authorized Firstar Bank to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. Firstar Bank's main office is at 425 Walnut Street, Cincinnati, Ohio 45202.

INDEPENDENT ACCOUNTANTS
-----------------------

     The firm of PricewaterhouseCoopers LLP, whose address is 100 East Broad Street, Ste. 2100, Columbus, Ohio 43215-3671, have been selected as the independent accountants for the Trust.

PORTFOLIO TRANSACTIONS
----------------------

     EII is responsible for selecting the brokers who, as agents for the Fund, effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by EII to be capable of obtaining the best price and execution for the security involved in the transaction. In addition to considering a broker's execution capability, EII generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research, and may be written or oral. EII determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by EII upon the brokerage and/or research services provided by such broker.

     GCMI, under the direction of EII, may place purchase and sale orders for the Fund's portfolio securities with broker-dealers that have been pre-approved by EII. EII is not obligated to reimburse GCMI for any additional out-of-pocket costs and expenses incurred by GCMI in rendering this service. Even though investment decisions for the Fund are made by EII independently from those made by GCMI for GCMI's managed accounts, securities of the same issuer may be purchased, held or sold by more than one of such accounts. When the Fund and one or more of GCMI's managed accounts are simultaneously engaged in the purchase or sale of the same security, GCMI will seek to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. In some cases, these procedures may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

     EII and GCMI are authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under their respective advisory agreements for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     EII and GCMI may also direct that the Fund's brokerage business be placed with firms which promote the sale of the Fund's shares, consistent with achieving the best price and execution. In no event will the Fund's brokerage business be placed with the Distributor.

     For the fiscal years ended December 31, 1998, 1997 and 1996, the Fund paid brokerage commissions of $46,730, $95,045, and $87,201 respectively.

PRICING OF SHARES BEING OFFERED
-------------------------------

     The share price (net asset value) of the shares of each fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in either Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Net Asset Value Per Share" in the Prospectus.

REDEMPTIONS IN KIND
-------------------

     It is possible that conditions may arise in the future which would, in the judgment of the Board of Trustees or management, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

TAXATION
--------

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

DESCRIPTION OF THE TRUST
------------------------

Trust Organization

     The Trust, an open-end, diversified management investment company, was organized on June 25, 1997 as a Delaware business trust. The Fund is a successor by reorganization to The REvest Growth & Income Fund, which was a series of The Royce Fund, a Delaware business trust. The reorganization was effected on September 25, 1998 under an Agreement and Plan of Reorganization pursuant to which the assets and liabilities of The REvest Growth & Income Fund were transferred into the Trust, with the Fund becoming the sole series of the Trust and Ebright Investments, Inc. (formerly Royce, Ebright & Associates, Inc.) continuing as investment adviser. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of the Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's offices at 511 Congress Street, Portland, Maine 04101.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

Shareholder Liability

     Generally, shareholders will not be personally liable for the obligations of the Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to shareholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (1) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (2) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:
P =    a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions and will include performance of the Fund's predecessor, The REvest Growth & Income Fund, a series of The Royce Fund, prior to August 1, 1994. The average annual total returns of the Fund for the periods ended December 31, 1998 are as follows:

               1 Year                                      -6.1%
               Since Inception (August 1, 1994)            11.2%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also show, for comparative purposes and as information to Fund shareholders who previously were shareholders in The REvest Growth & Income Fund, the return data for the in The REvest Growth & Income Fund, and may combine such data for the year of reorganization. If so, such depiction will be clearly noted in text accompanying such depiction. The Fund's total returns as calculated in this manner for each year since inception are as follows:

               August 1 - December 31, 1994                 -2.9%
               Year Ended December 31, 1995                 16.2%
               Year Ended December 31, 1996                 22.3%
               Year Ended December 31, 1997                 23.5%
               Year Ended December 31, 1998                 -6.1%

A nonstandardized quotation may also indicate average annual rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 1998 was 12.3%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

     Advertising for the Fund may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

ANNUAL REPORT
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     The audited financial statements required to be included herein are incorporated by reference to the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 1998